Annuities                                          MERRILL LYNCH
                                             [PRODUCT MARKETING NAME]                               APPLICATION FOR
                                                                                                   VARIABLE ANNUITY

In this form, the terms YOU and YOUR refer to the owner and the co-owner if there is one. The terms WE, OUR and US refer to Merrill
Lynch Life Insurance Company.

 /1/   CONTRACT INFORMATION
       -----------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch account number      State of purchase    What type of contract       /  /  Non-Qualified        /  /  IRA
                                                              are you applying for?       /  /  403(b) Transfer (Non-ERISA Assets)*
                                                                                          * Note: Please complete a 403(b)
                                                                                            transfer form.
      ------------------------------------------------------------------------------------------------------------------------------
/2/   OWNER INFORMATION
      ------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                            /  /  Male          Birthdate (must be under age 90)
                                                                         /  /  Female       (m/d/yyyy)
      ------------------------------------------------------------------------------------------------------------------------------
      Address                                  City                  State   Zip code      Social Security or Tax ID Number

      ------------------------------------------------------------------------------------------------------------------------------
/3/   CO-OWNER INFORMATION - Not available for IRA or 403(b) contracts.
      ------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                            /  /  Male          Birthdate (must be under age 90)
                                                                         /  /  Female       (m/d/yyyy)
      ------------------------------------------------------------------------------------------------------------------------------
      Address                                  City                     State   Zip code      Social Security or Tax ID Number

      ------------------------------------------------------------------------------------------------------------------------------
/4/   ANNUITANT INFORMATION - Complete only if annuitant is different from the owner in Section 2.
      ------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                            /  /  Male          Birthdate (must be under age 90)
                                                                         /  /  Female       (m/d/yyyy)
      ------------------------------------------------------------------------------------------------------------------------------
      Address                                  City                     State   Zip code      Social Security or Tax ID Number

      ------------------------------------------------------------------------------------------------------------------------------
/5/   BENEFICIARY INFORMATION - Do not complete if the contract will be held in a Merrill Lynch Retirement Plan Account.
      ------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)       Relationship     Birthdate (m/d/yyyy)      Social Security or Tax ID Number

      ------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)       Relationship     Birthdate (m/d/yyyy)      Social Security or Tax ID Number

      ------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)       Relationship     Birthdate (m/d/yyyy)      Social Security or Tax ID Number

      ------------------------------------------------------------------------------------------------------------------------------
      SPECIAL INSTRUCTIONS - Please list any additional primary beneficiaries or contingent beneficiaries and the distribution of funds between two or more beneficiaries.
      ------------------------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------------------------
/6/   INITIAL PREMIUM
      ----------------------------------------------------
      (Minimum $25,000)
      $
      ----------------------------------------------------
/7/   CONTRIBUTIONS FOR IRAS - Complete this section ONLY if you are purchasing an IRA contract which will not be held in a
      Merrill Lynch Retirement Plan Account.  Please specify premium amount by the tax year and type of contribution.
      ------------------------------------------------------------------------------------------------------------------------------
       Current Tax Year                Prior Tax Year                  Rollover Amount                 Transfer Amount
       $                               $                               $                               $
      ------------------------------------------------------------------------------------------------------------------------------
/8/   CONTRACT REPLACEMENT INFORMATION - Is any existing annuity or life insurance contract being (or has any such contract been)
      surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this variable annuity? Is any such action likely to occur?

      /  /  YES - Please provide details below.  State replacement regulations apply.                /  /  NO
      ------------------------------------------------------------------------------------------------------------------------------
      Company                                               Contract number        Issue date (m/d/y)       Original premium
                                                                                                            $
      ------------------------------------------------------------------------------------------------------------------------------

[LOGO] MERRILL LYNCH
Merrill Lynch Life Insurance Company                                Page 1 of 3

ML036                                                                (New 9/99)

/9/   TELEPHONE AUTHORIZATION - You may elect, change or cancel telephone authorization at any time. If you elect telephone authorization, you authorize us to accept telephone instructions from the person or persons you designate below to allocate premiums, make transfers among investment options, and to direct withdrawals to the Merrill Lynch account on record. (If the contract is a 403(b) annuity, withdrawal requests must be made in writing.)
      ------------------------------------------------------------------------------------------------------------------------------
      /  /  YES - You elect telephone authorization giving us permission to accept telephone instructions    /  /  NO - You do not
            from: (check all that apply)  /  / You   /  /  Merrill Lynch Financial Consultant on record            elect telephone
                                          /  /  Other authorized person you designate below                         authorization.
      ------------------------------------------------------------------------------------------------------------------------------
      Full name (first, middle initial, last)                                               Social Security or Tax ID Number

      ------------------------------------------------------------------------------------------------------------------------------
      Address                                              City                     State                          Zip code

      ------------------------------------------------------------------------------------------------------------------------------
/10/  ASSET ALLOCATION PROGRAM - Under the Asset Allocation Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages for your selected Asset Allocation Model. Would you like to select the Asset Allocation Program?

      /  / YES - Please select one of the following models.  (Do not complete Section 12)                    /  / NO
      ------------------------------------------------------------------------------------------------------------------------------
          /  / Capital             /  / Current        /  / Income           /  / Long-Term        /  / Aggressive
               Preservation             Income              and Growth            Growth                Growth
      ------------------------------------------------------------------------------------------------------------------------------
/11/  REBALANCING PROGRAM - Under the Rebalancing Program, we allocate premiums and rebalance your contract value quarterly based on the investment options and percentages you have selected. Would you like to select the Rebalancing Program?

      / / Yes - Please provide allocations in the Initial Premium column in Section 12.                    /  / No

/12/  PREMIUM ALLOCATION - Choose up to 10 investment options.


                                       DOLLAR COST    AUTOMATIC                                         DOLLAR COST    AUTOMATIC
                           INITIAL     AVERAGING     INVESTMENT                              INITIAL     AVERAGING     INVESTMENT
   INVESTMENT OPTIONS      PREMIUM      PROGRAM       FEATURE      INVESTMENT OPTIONS        PREMIUM      PROGRAM       FEATURE
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 1]          %       /  / From %         %      [Investment Option 12]         %      /  / From %           %
                                       /  / To                                                          /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 2]          %       /  / From %         %      [Investment Option 13]         %      /  / From %           %
                                       /  / To                                                          /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 3]          %       /  / From %         %      [Investment Option 14]         %      /  / From %           %
                                       /  / To                                                          /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 4]          %       /  / From %         %      [Investment Option 15]         %      /  / From %           %
                                       /  / To                                                          /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 5]          %       /  / From %         %      [Investment Option 16]         %      /  / From %           %
                                       /  / To                                                          /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 6]          %       /  / From %         %      [Investment Option 17]         %      /  / From %           %
                                       /  / To                                                         /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 7]          %       /  / From %         %      [Investment Option 18]         %      /  / From %           %
                                       /  / To                                                          /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 8]          %       /  / From %         %      [Investment Option 19]         %      /  / From %           %
                                       /  / To                                                          /  /  To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 9]          %       /  / From %         %      [Investment Option 20]         %      /  / From %           %
                                       /  / To                                                          /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 10]         %       /  / From %         %      [Investment Option 21]         %      /  / From %           %
                                       /  / To                                                          /  / To
------------------------------------------------------------------------------------------------------------------------------------
[Investment Option 11]         %       /  / From %         %
                                       /  / To
------------------------------------------------------------------------------------------------------------------------------------
                                                                 TOTAL                           100%            100%       100%
/13/  SYSTEMATIC WITHDRAWAL PROGRAM - The Systematic Withdrawal Program allows you to take withdrawals from the contract automatically on a periodic basis.  Would you like to make systematic withdrawals?

      /  / YES - Please provide details below.                                                                  /  / NO
      ------------------------------------------------------------------------------------------------------------------------------
      Withdrawal amount (minimum $100)         Frequency    /  / Monthly      /  / Semi-annually         Start date (m/d/yyyy)
       $                                                    /  / Quarterly    /  / Annually
      ------------------------------------------------------------------------------------------------------------------------------
      Withdrawals may be taxable and if you are under age 59 1/2 may also be subject to a 10% federal penalty tax. If the contract is a 403(b) annuity and you wish to take withdrawals, you must complete a 403(b) Withdrawal Request Form.

/14/  DOLLAR COST AVERAGING PROGRAM - Would you like to use this program to reallocate a fixed amount each month from a designated investment option to other selected investment options? (Not available if the Asset Allocation or Rebalancing Program has been selected.)

      /  / YES - Please provide details below and in the Dollar Cost Averaging Program column in Section 12.     /  / NO
      ------------------------------------------------------------------------------------------------------------------------------
      Amount to be transferred monthly (minimum $100)   Start date (m/d/yyyy)              Number of transfers (minimum 3 months)
      $
      ------------------------------------------------------------------------------------------------------------------------------

                                                                    Page 2 of 3

ML036                                                               (New 9/99)

/15/  AUTOMATIC INVESTMENT FEATURE - The Automatic Investment Feature allows you to make additional premium payments to this contract by systematically debiting the Merrill Lynch account on record. Would you like to use the Automatic Investment
      Feature?

      / / YES - Please provide details below and in the Automatic Investment Feature column Section 12. (Do not include allocations
      for this program in Section 12 if the Asset Allocation or Rebalancing Program has been selected.)                       / / NO
      ------------------------------------------------------------------------------------------------------------------------------
      Amount of periodic premium  Frequency  /  / Monthly     /  / Semi-annually  Start date (m/d/yyyy) Optional end date (m/d/yyyy)
      (minimum $100)                         /  / Quarterly   /  / Annually

      ------------------------------------------------------------------------------------------------------------------------------
/16/  TAX EQUITY AND FISCAL RESPONSIBILITY ACT NOTICE - Withdrawals are subject to federal income tax withholding unless you choose not to have tax withheld. Withholding applies only to the taxable portion of your withdrawal. If you choose not to have tax withheld, or you do not have enough tax withheld, you may have to pay estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. In addition, some states require state taxes to be withheld when federal taxes are withheld. If you live in one of these states, we will withhold state taxes as required by your state.

      IF YOU DO NOT CHECK A BOX, WE WILL WITHHOLD TAX               /  / No income tax to be withheld
       FROM YOUR WITHDRAWALS AT THE RATE OF 10%.                    /  / Income tax to be withheld _____ % (use whole percentages)

      If the contract is a 403(b) annuity, we are required to apply federal tax withholding of 20% on payments which are not directly transferred to an IRA or other 403(b) plan.

/17/  OWNER SIGNATURE(S) VERIFIES:
     -    YOU HAVE READ THE ABOVE STATEMENTS AND REPRESENT THAT THEY ARE COMPLETE AND TRUE TO THE BEST OF YOUR KNOWLEDGE.
     -    YOU HAVE RECEIVED A COPY OF THE CURRENT PROSPECTUS BEFORE YOU PURCHASED THIS CONTRACT AND DETERMINED THE VARIABLE ANNUITY
          APPLIED FOR MEETS YOUR INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS. YOU UNDERSTAND THAT IT IS A LONG TERM
          INVESTMENT TO HELP MEET YOUR RETIREMENT NEEDS AND FINANCIAL GOALS.
     -    YOU UNDERSTAND THAT THE CONTRACT VALUE AND DEATH BENEFIT MAY INCREASE OR DECREASE DEPENDING ON THE PERFORMANCE OF THE
          VARIOUS INVESTMENT OPTIONS YOU SELECT. ACCORDINGLY, YOUR CONTRACT VALUE COULD BE WORTH LESS THAN THE PREMIUMS YOU PAY,
          EVEN IF YOU MAKE NO WITHDRAWALS. THERE IS NO GUARANTEED MINIMUM CONTRACT VALUE.
      ------------------------------------------------------------------------------------------------------------------------------
     UNDER PENALTY OF PERJURY YOU CERTIFY THAT:
     1.   YOUR SOCIAL SECURITY OR TAX ID NUMBER OR NUMBERS INDICATED ON PAGE 1 ARE CORRECT.
     2.   YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. (YOU ARE REQUIRED TO CROSS OUT THIS STATEMENT IF YOU HAVE BEEN NOTIFIED BY
          THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.)

     THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
     WITHHOLDING.
      ------------------------------------------------------------------------------------------------------------------------------
       Owner's signature    Date (m/d/yyyy)       Co-owner's signature                            Date (m/d/yyyy)

      ------------------------------------------------------------------------------------------------------------------------------
/18/  FINANCIAL CONSULTANT'S VERIFICATION - The Financial Consultant selling this annuity must complete and sign.
          1. Has a current prospectus been given to the client?                                / / YES      / / NO
          2. Is any existing annuity or life insurance contract being (or has any such contract been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with this application? Is any such
             action likely to occur?                                                           / / YES     / / NO
      ------------------------------------------------------------------------------------------------------------------------------
       Financial Consultant's signature     Date (m/d/yyyy)      FC number or Pool authorizing       FC Telephone number
                                                                 Number
      ------------------------------------------------------------------------------------------------------------------------------
       AT YOUR SERVICE                      MERRILL LYNCH LIFE INSURANCE COMPANY:
                                            ANNUITY SERVICE CENTER
       Our business hours are
       8:30 a.m. to 6:00 p.m. Eastern       OUR MAILING ADDRESS:                         OUR ADDRESS FOR OVERNIGHT MAIL:
       Time, Monday through Friday.         P. O. Box 44222                              4804 Deer Lake Drive East
                                            Jacksonville, FL  32231-4222                 Jacksonville, FL  32246
       Our automated voice response
       system is available 24 hours a       OUR TELEPHONE NUMBER:      1-800-535-5549    OUR FAX NUMBER:  1-888-329-6544
       day, 7 days a week.

                                                                   Page 3 of 3

ML036                                                              (New 9/99)